ATLANTA CAPITAL INTERMEDIATE BOND FUND
                      ATLANTA CAPITAL LARGE-CAP GROWTH FUND
                         ATLANTA CAPITAL SMALL-CAP FUND

                 Supplement to Prospectus dated February 1, 2003

1. THE NAMES OF THE FUNDS HAVE BEEN CHANGED TO THE FOLLOWING:

               Eaton Vance-Atlanta Capital Intermediate Bond Fund
                Eaton Vance-Atlanta Capital Large-Cap Growth Fund
                   Eaton Vance-Atlanta Capital Small-Cap Fund

2. ATLANTA CAPITAL LARGE-CAP GROWTH FUND AND ATLANTA CAPITAL SMALL-CAP FUND NOW OFFER CLASS A SHARES.

A. THE FOLLOWING IS ADDED TO ATLANTA CAPITAL LARGE-CAP GROWTH FUND'S "FUND FEES AND EXPENSES" UNDER "FUND SUMMARIES":

These tables describe the fees and expenses that you may pay if you buy and hold Class A shares.

Shareholder Fees
(fees paid directly from your investment)                               Class A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)          5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower
  net asset value at time of purchase or time of redemption)             None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions          None
Exchange Fee                                                             None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)             Class A
--------------------------------------------------------------------------------
Management Fees                                                          0.65%
Distribution and Service (12b-1) Fees                                     n/a
Other Expenses*                                                          0.75%
                                                                         ----
Total Annual Fund Operating Expenses                                     1.40%
Less Expense Reimbursement**                                            (0.15)%
                                                                         ----
Net Annual Fund Operating Expenses                                       1.25%

* Other Expenses is estimated and includes a 0.25% service fee paid pursuant to a Service Plan.
**Eaton Vance has agreed to reimburse the Fund's Other Expenses (excluding the service fee) to the extent they exceed 0.35% of average daily net assets. This agreement may be changed or terminated at any time, subject to Trustee approval.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years
-------------------------------------------
Class A shares           $695       $949

B. THE FOLLOWING IS ADDED TO ATLANTA CAPITAL SMALL-CAP FUND'S "FUND FEES AND EXPENSES" UNDER "FUND SUMMARIES":

These tables describe the fees and expenses that you may pay if you buy and hold Class A shares.

Shareholder Fees
(fees paid directly from your investment)                               Class A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)          5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower
  net asset value at time of purchase or time of redemption)             None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions          None
Exchange Fee                                                             None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)             Class A
--------------------------------------------------------------------------------
Management Fees                                                          1.00%
Distribution and Service (12b-1) Fees                                     n/a
Other Expenses*                                                          1.37%
                                                                         ----
Total Annual Fund Operating Expenses                                     2.37%
Less Expense Reimbursement**                                            (0.77%)
                                                                         ----
Net Annual Fund Operating Expenses                                       1.60%

* Other Expenses is estimated and includes a 0.25% service fee paid pursuant to a Service Plan.
**Eaton Vance has agreed to reimburse the Fund's Other Expenses (excluding the service fee) to the extent they exceed 0.35% of average daily net assets. This agreement may be changed or terminated at any time, subject to Trustee approval.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years
-------------------------------------------
Class A shares           $728      $,1051

C. THE FOLLOWING IS ADDED TO "ORGANIZATION" UNDER "MANAGEMENT AND ORGANIZATION":

The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights.

D. THE FOLLOWING REPLACES "PURCHASING SHARES":

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments in Class A shares of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Subsequent purchases of Class R shares may be in any amount. Please include your name and account number and the name of the Fund and class of shares with each investment.

You may make automatic investments of $50 or more in Class A shares each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The Funds are not intended for market timing or excessive trading. These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if a Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.

CHOOSING A SHARE CLASS. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices. In choosing the class of shares that suits your investment needs, you should consider:

   . how long you expect to own your shares;
   . how much you intend to invest;
   . the sales charge and total operating expenses associated with owning each class; and
   . whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

     CLASS A SHARES are offered at net asset value plus a front-end sales charge of up to 5.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" in "Reducing or Eliminating Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Distributions on Class A shares are generally higher than distributions paid by each Fund's Class R shares because Class A has lower annual expenses than Class R. Intermediate Bond Fund does not offer Class A shares.

     CLASS R SHARES are offered at net asset value with no initial sales charge to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and to certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Class R shares pay distribution fees and service fees equal to 0.50% annually of average daily net assets. Distributions on Class R shares are generally lower than distributions paid by Class A shares because Class R has higher annual expenses than Class A.

E. THE FOLLOWING IS ADDED AFTER "PURCHASING SHARES":

SALES CHARGES
FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                            Sales Charge              Sales Charge          Dealer Commission
                                          as Percentage of        as Percentage of Net     as a Percentage of
Amount of Purchase                         Offering Price            Amount Invested         Offering Price
------------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                   6.10%                   5.00%
$50,000 but less than $100,000                  4.75%                   4.99%                   4.00%
$100,000 but less than $250,000                 3.75%                   3.90%                   3.00%
$250,000 but less than $500,000                 3.00%                   3.09%                   2.50%
$500,000 but less than $1,000,000               2.00%                   2.04%                   1.75%
$1,000,000 or more                              0.00*                   0.00*                 See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totalling $1 million or more generally will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares which are not subject to a CDSC.

REDUCING OR ELIMINATING SALES CHARGES. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

PURCHASING CLASS A SHARES AT NET ASSET VALUE. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers.

CDSC WAIVERS. The Class A CDSC is waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features").

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE BEFORE MAKING A PURCHASE OF FUND SHARES FOR ANY UPDATES TO SALES CHARGE INFORMATION.

DISTRIBUTION AND SERVICE FEES. Class R shares have in effect a plan under Rule 12b-1 that allows each Fund to pay distribution fees of 0.25% of average daily net assets attributable to Class R for the sale and distribution of Class R shares (so-called "12b-1 fees"). Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. Although there is no present intention to do so, the Fund could pay distribution fees of up to 0.50% of average daily net assets annually upon Trustee approval. Class A and Class R shares pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter typically receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

F.  THE  FOLLOWING  IS  ADDED  TO  "DISTRIBUTIONS"  UNDER  "SHAREHOLDER  ACCOUNT
FEATURES":

Dividends and/or capitals gains may be reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

G.  THE  FOLLOWING  REPLACES   "WITHDRAWAL  PLAN"  UNDER  "SHAREHOLDER   ACCOUNT
FEATURES":

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

H. THE FOLLOWING IS ADDED TO "SHAREHOLDER ACCOUNT FEATURES":

REINVESTMENT PRIVILEGE. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of a Fund (or, for Class A shares, in Class A of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

I. THE FOLLOWING REPLACES THE FIRST SENTENCE OF "TAX-SHELTERED RETIREMENT PLANS" UNDER "SHAREHOLDER ACCOUNT FEATURES":

Class A and Class R shares are available for purchase in connection with certain tax-sheltered retirement plans.

J. THE FOLLOWING REPLACES "EXCHANGE PRIVILEGE" UNDER "SHAREHOLDER ACCOUNT FEATURES":

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are generally made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts.

3.  THE FOLLOWING IS ADDED TO "FINANCIAL HIGHLIGHTS":

                                                                      SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
                                         -------------------------------------------------------------------------------------------
                                                                                      CLASS R
                                         -------------------------------------------------------------------------------------------
                                                         INTERMEDIATE              LARGE-CAP GROWTH         SMALL-CAP
                                                         BOND FUND(1)                   FUND(1)               FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                      $10.370                     $ 7.390              $ 7.700
                                                           -------                     -------
Income (loss) from operations
Net investment income (loss)                               $ 0.143                     $(0.008)             $(0.020)
Net realized and unrealized gain (loss)                      0.003(2)                    0.328               (0.010)
                                                           -------                     -------              -------
Total income (loss) from operations                        $ 0.146                     $ 0.320              $(0.030)
                                                           -------                     -------              -------
Less distributions
From net investment income                                 $(0.168)                         --                   --
From net realized gain                                      (0.258)                         --                   --
                                                           -------                     -------              -------
Total distributions                                        $(0.426)                         --                   --
                                                           -------                     -------              -------
Net asset value - End of period                            $10.090                     $ 7.710              $ 7.670
                                                           -------                     -------              -------
Total return(3)                                               1.47%                       4.33%               (0.39)%

Ratios/Supplemental Data+
Net assets, end of period (000's omitted)                  $     3                     $     1              $     1
Ratios (as a percentage of average daily net assets):
  Net expenses(4)                                             1.25%(5)                    1.50%(5)             1.85%(5)
  Expenses after custodian fee reduction(4)                     --                          --                 1.85%(5)
  Net investment income (loss)                                2.86%(5)                   (0.19)%(5)           (0.75)%(5)
Portfolio Turnover of the Fund                                  29%                         --                   --
Portfolio Turnover of the Portfolio                             --                          15%                  26%

+ The operating expenses of the Intermediate Bond Fund and Portfolios reflect a reduction of the investment adviser fee. The operating expenses of the Funds reflect an allocation of expenses to the administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(4)                                                 1.36%(5)                    1.63%(5)             2.43%(5)
  Expenses after custodian fee reduction(4)                     --                          --                 2.43%(5)
  Net investment income (loss)                                2.75%(5)                   (0.32)%(5)           (1.33)%(5)
Net investment income (loss) per share                     $ 0.137                     $(0.013)             $(0.035)%


(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(5)  Annualized.

4. THE ACCOUNT APPLICATION FORM INCLUDED AT THE BACK OF THE PROSPECTUS IS DELETED. PLEASE CALL 1-866-386-3537 FOR AN APPLICATION.

5. THE DATE OF THE PROSPECTUS IS CHANGED TO NOVEMBER 19, 2003.

November 19, 2003                                                     ATLRPROSS1

                     ATLANTA CAPITAL INTERMEDIATE BOND FUND
                      ATLANTA CAPITAL LARGE-CAP GROWTH FUND
                         ATLANTA CAPITAL SMALL-CAP FUND

    Supplement to Statement of Additional Information dated February 1, 2003

1. THE NAMES OF THE FUNDS HAVE BEEN CHANGED TO THE FOLLOWING:

               Eaton Vance-Atlanta Capital Intermediate Bond Fund
                Eaton Vance-Atlanta Capital Large-Cap Growth Fund
                   Eaton Vance-Atlanta Capital Small-Cap Fund

2.  THE  FOLLOWING  IS  ADDED  TO  "FUND   MANAGEMENT"   UNDER  "MANAGEMENT  AND
ORGANIZATION":

Effective June 6, 2003, William H. Park has replaced Jack L. Treynor as a noninterested Trustee. Effective July 1, 2003, Ronald A. Pearlman replaced Donald R. Dwight as a noninterested Trustee. The following amends the biographical information in the Trustees' table under "Management and Organization":

                                                                                                       Number
                                                                                                    of Portfolios
                           Position(s)         Terms of                                            in Fund Complex         Other
                            with the          Office and        Principal Occupation(s)              Overseen By       Directorships
Name and Date of Birth   Trust/Portfolio   Length of Service    During Past Five Years               Trustee(1)            Held
----------------------   ---------------   -----------------    --------------------------------     ---------             ----
William H. Park              Trustee       Trustee since 2003   President and Chief Executive           191                None
9/19/47                                                         Officer, Prizm Capital
                                                                Management, LLC (investment
                                                                management firm) (since 2002).
                                                                Executive Vice President and
                                                                Chief Financial Officer, United
                                                                Asset Management Corporation
                                                                (a holding company owning
                                                                institutional investment
                                                                management firms) (1982-2001).

Ronald A. Pearlman           Trustee       Trustee since 2003   Professor of Law, Georgetown            191                None
7/10/40                                                         University Law Center
                                                                (since 1999).  Tax Partner,
                                                                Covington & Burling, Washington,
                                                                DC (1991-2000).

In connection with the appointment of new Trustees, the members of the Governance Committee (formerly the Nominating Committee), Audit Committee and Special Committee of the Board of Trustees of the Trust and the Portfolio have changed. The new Committee members are as follows:

     Governance Committee: Ms. Stout (Chair), Messrs. Hayes, Park, Pearlman and Reamer.
     Audit Committee: Messrs. Reamer (Chair), Hayes, Park and Ms. Stout.
     Special Committee: Messrs. Hayes (Chair), Park, Pearlman and Reamer.

3. THE FOLLOWING IS ADDED TO THE END OF "MANAGEMENT AND ORGANIZATION":

PROXY VOTING POLICY. The Boards of Trustees of the Trust and Portfolios have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to each Fund's and Portfolio's investment sub-adviser and adopted the investment sub-adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review each Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between each Fund's shareholders and the investment sub-adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment sub-adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Boards' Special Committee except as contemplated under the Fund Policy. The Boards' Special Committee will instruct the investment sub-adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment sub-adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment sub-adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.

The investment sub-adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote

4. THE FOLLOWING SUPPLEMENTS "PRINCIPAL UNDERWRITER" UNDER "OTHER SERVICE PROVIDERS":

The Distribution Agreement as it applies to Class A shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class A shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment.

5. THE FOLLOWING REPLACES THE THIRD PARAGRAPH UNDER "CALCULATION OF NET ASSET VALUE":

The Trustees have established the following procedures for the fair valuation of assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

6. THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER "PURCHASING AND REDEEMING SHARES":

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

Detailed information concerning tax-sheltered plans eligible to purchase Class R shares, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

7. THE SECTION "ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES" UNDER "PURCHASING AND REDEEMING SHARES" IS DELETED.

8. THE FOLLOWING IS ADDED TO THE END OF "PURCHASING AND REDEEMING SHARES":

INFORMATION REGARDING MARKET TIMING AND EXCESSIVE TRADING. The Fund is not intended for market timing or excessive trading. These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determine, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and the principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.

The Fund and the principal underwriter have established guidelines concerning the Fund's market timing and excessive trading policies with respect to Fund shares held in accounts maintained and administered by financial intermediaries (such as banks, broker-dealers and retirement plan administrators). These guidelines include standards indicating situations where market timing or excessive trading are considered to be potentially detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the guidelines to accounts under their control.

9. THE FOLLOWING IS ADDED AFTER "PURCHASING AND REDEEMING SHARES":

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Such shares may also be issued at net asset value
(1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the Right of Accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.

Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.


RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held in trust or fiduciary accounts for the benefit of any such persons, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


DISTRIBUTION AND SERVICE PLANS

The Trust has in effect a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust has in effect a compensation-type Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Class R Plan") for each Fund's Class R shares. The Class R Plan provides for the payment of a monthly distribution fee to the principal underwriter of up to 0.50% of average daily net assets attributable to Class R shares. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. Aggregate payments to the principal underwriter under the Class R Plan are limited to those permitted pursuant to a rule of the NASD. The Class R Plan also provides that Class R shares will pay a service fee to the principal underwriter in an amount equal on an annual basis to 0.25% of that portion of average daily net assets attributable to Class R shares for personal services and/or the maintenance of shareholder accounts. Service fees are paid quarterly in arrears. For the distribution and service fees paid by Class R shares, see Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on December 10, 2001 and October 20, 2003. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

9. "DISTRIBUTION PLAN" IS DELETED IN ITS ENTIRETY.

10. THE FOLLOWING PARAGRAPH IS ADDED TO "TAXES":

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

11. THE FOLLOWING IS TO "FINANCIAL STATEMENTS":

The unaudited financial statements of the Funds and Portfolios appear in each Fund's most recent semiannual report to shareholders and are incorporated by reference into this SAI. A copy of each semiannual report accompanies this SAI.

12. THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS CHANGED TO NOVEMBER 19, 2003.

13. THE FOLLOWING IS ADDED AS A NEW APPENDIX:


                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

As of the date of this SAI, this Class of each Fund had not yet commenced operations so there is no fee or performance information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of the date of this SAI, Eaton Vance owned one shares of this Class of a Fund, being the only shares of this Class of a Fund outstanding as of such date.


November 19, 2003

                        Eaton Vance Large-Cap Growth Fund
                           Eaton Vance Small-Cap Fund

                         Supplement to Prospectus dated
                                February 1, 2003



Shares of the above Funds are no longer offered for purchase to new investors.


November 19, 2003                                                    ACMSLCAPPS2

                     Atlanta Capital Intermediate Bond Fund
                      Atlanta Capital Large-Cap Growth Fund
                         Atlanta Capital Small-Cap Fund

                     Supplement to I Share Prospectus dated
                                February 1, 2003


1. The name of the Funds have been changed as follows:

   Eaton Vance-Atlanta Capital Intermediate Bond Fund
   Eaton Vance-Atlanta Capital Large-Cap Growth Fund
   Eaton Vance-Atlanta Capital Small-Cap Fund

2. The date of the Prospectus is changed to November 19, 2003.

3. The following replaces the fifth sentence of the second paragraph under the section "Purchasing Shares":

An account application form must be promptly forwarded to the transfer agent. You may request a current account application by calling 800-225-6265.

4. The instructions for wiring funds to purchase shares under "Purchasing Shares" are amended by replacing the reference to "Boston Safe Deposit & Trust Co." with "Mellon Trust of New England N.A."

5. The account application form included at the back of the prospectus is deleted.


November 19, 2003                                                     ATLIPROSPS